UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015 (May 28, 2015)

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA 70433
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Globalstar, Inc. ("the Company") held its Annual Meeting of Stockholders on May 28, 2015, at which 830,766,315 shares were represented in person or by proxy. The Company submitted two matters to the vote of the stockholders.  A summary of the matters voted upon by stockholders is set forth below.
1. Stockholders elected each of the two nominees for Class C director to serve for a term to expire at the 2018 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William A. Hasler	741,381,653	1,109,065	2,383,553	85,892,044
James Monroe III	709,518,395	33,128,144	2,227,732	85,892,044

2. Stockholders ratified the appointment of Crowe Horwath LLP as the company’s independent registered accounting firm for the fiscal year ending December 31, 2015 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
829,933,734	632,831	199,750	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Rebecca S. Clary
Rebecca S. Clary
Vice President and
Chief Financial Officer

Date: June 2, 2015